EXHIBIT 10.2
STOCK PURCHASE AGREEMENT
     STOCK PURCHASE AGREEMENT, dated as of April 4, 2007, by and between Frank Cassell and Tom Cassell (collectively, the “Purchasers”) and Conventional All Holdings, Inc. (the “Company”), a Delaware corporation.
     WHEREAS, the Unanimous Written Consent of the Board of Directors (the “Consent”) [of Convention All Holdings, Inc. (the “Company”), a Delaware corporation] To Action Taken Without a Meeting, dated as of March 29, 2007, authorized the officers of the Company to sell and convey to Tom Cassell and Frank Cassell all of the Company’s right, title and 100% ownership in Convention All Services, Inc. (the “Subsidiary”), an Illinois corporation, specifically including its assets and liabilities, and all the remaining assets and liabilities of the Company, if any; and
     WHEREAS, the Company and Purchasers desire to consummate the transactions authorized in the Consent.
NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, it is agreed as follows:
     1. PURCHASE AND SALE OF STOCK. The Company agrees to sell, and Purchasers agree to buy, all of the issued and outstanding shares of Conventional All Services, Inc. (the “Subsidiary”), an Illinois corporation, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company.
     2. PURCHASE OF ASSETS OF THE COMPANY. The Company agrees to sell, and the Purchasers agree to buy, all or substantially all of the assets of Company, simultaneously with the purchase of the shares of the Subsidiary, for valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Company.
     3. REPRESENTATIONS AND WARRANTIES. The transfer and sale by the Company is made only as to warranty of title. Purchasers each herewith represent and warrant that they are familiar with the affairs and business of the Company and the Subsidiary, including the assets and liabilities of the Company and the Subsidiary, and accept the sale, transfer and conveyance of the shares of the Subsidiary and the assets of the Company without other warranty and without recourse.
     4. ENTIRE AGREEMENT. This agreement constitutes the entire agreement between the parties and supersedes any prior written or oral understandings, agreements, or conditions. No change, modification, amendment, or addition will be valid unless it is in writing and signed by the party against whom enforcement of any change, modification, amendment, or addition is assigned. The terms of this agreement will survive the consummation of the transactions herein contemplated.
     5. PARTIES BOUND; ASSIGNMENT. All covenants, agreements, representations, and warranties set forth in this agreement are binding on and inure to the benefit of the successors and assigns of the parties. The parties cannot assign this agreement or any of their rights under this agreement except by operation of law to their personal representatives or heirs in the event of their death, incapacity, or dissolution, as the case may be, in which case this agreement and all of the parties’ obligations and benefits will be binding on and inure to the benefit of the party’s personal representatives, heirs and successors.
     6. PURCHASE FOR OWN ACCOUNT. The Purchasers acknowledge that they are purchasing the shares of the Subsidiary for their own accounts for investment and not with a view to, or for sale in connection with distribution of any kind of the shares and with no present intention of selling any of them. Purchasers understand that in the foreseeable future they will be precluded from selling the shares, except in a private placement transaction, and that there is no assurance the Purchasers will be able to locate prospective purchasers in order to dispose of the shares even in a private placement transaction.
     7. GOVERNING LAW. This agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky.

WI1NESS as of the day and year setout above.

CONVENTION ALL HOLDINGS, INC.

	By:	/s/

Its

/s/	/s/

FRANK CASSELL	TOM CASSELL

COMMONWEALTH OF KENTUCKY,
COUNTY OF FAYETTE, TO-WIT:
     I,                                         , Notary Public in and for said Commonwealth, do hereby certify that FRANK CASSELL, whose name is signed to the writing above, has this day acknowledged the same before me.
     Given under my hand this                      day of April, 2007.
     My Commission expires:
[SEAL]

Notary Public
COMMONWEALTH OF KENTUCKY,
COUNTY OF FAYETTE, TO-WIT:
     I,                    , Notary Public in and for said Commonwealth, do hereby certify that TOM CASSELL, whose name is signed to the writing above, has this day acknowledged the same before me.
     Given under my hand this                      day of April, 2007.
     My Commission expires:
[SEAL]

Notary Public

COMMONWEALTH OF KENTUCKY,
COUNTY OF FAYETTE, TO-WIT:
     I,                     , Notary Public in and for said Commonwealth, do hereby certify that                                             , whose name is signed to the writing above as                                                                   for CONVENTION ALL HOLDINGS, INC., has this day acknowledged the same before me.
     Given under my hand this                       day of March, 2007.
     My Commission expires:
[SEAL]

Notary Public

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